EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended June 21, 2013

Current Month				Rolling Performance*				Rolling Risk Metrics* (July 2008 – June 2013)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	0.0%	-3.5%	-5.5%	-10.9%	-5.0%	-5.6%	0.3%	-5.6%	10.7%	-26.8%	-0.5	-0.7
B**	0.0%	-3.5%	-5.8%	-11.4%	-5.6%	-6.3%	N/A	-6.3%	10.7%	-28.9%	-0.5	-0.8
Legacy 1***	0.1%	-3.3%	-4.5%	-8.9%	-3.0%	N/A	N/A	-4.1%	10.6%	-21.2%	-0.3	-0.5
Legacy 2***	0.1%	-3.3%	-4.6%	-9.1%	-3.4%	N/A	N/A	-4.4%	10.6%	-21.8%	-0.4	-0.6
Global 1***	0.1%	-3.2%	-4.2%	-8.3%	-4.0%	N/A	N/A	-4.8%	10.1%	-20.3%	-0.4	-0.6
Global 2***	0.1%	-3.3%	-4.3%	-8.5%	-4.3%	N/A	N/A	-5.1%	10.1%	-21.3%	-0.5	-0.6
Global 3***	0.1%	-3.4%	-5.1%	-10.1%	-6.0%	N/A	N/A	-6.8%	10.1%	-26.9%	-0.6	-0.8

S&P 500 Total Return Index****	-2.1%	-2.2%	12.8%	19.5%	18.1%	6.8%	7.2%	6.8%	18.4%	-41.8%	0.5	0.5
Barclays Capital U.S. Long Gov Index****	-4.4%	-4.3%	-8.8%	-9.1%	5.8%	7.3%	6.0%	7.3%	13.8%	-12.3%	0.6	0.9
*	Performance metrics are calculated using month-to-date performance estimates. All performance data is subject to verification.
**	Units began trading in August 2003.
***	Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector			Market		Sector			Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	44%					44%
Energy	9%	Short	Natural Gas	2.3%	Long	9%	Short	Natural Gas	2.3%	Long
			Brent Crude Oil	1.6%	Short			Brent Crude Oil	1.6%	Short
Grains/Foods	16%	Short	Soybeans	3.7%	Long	16%	Short	Soybeans	3.7%	Long
			Sugar	2.7%	Short			Sugar	2.7%	Short
Metals	19%	Short	Gold	5.6%	Short	19%	Short	Gold	5.6%	Short
			Copper LME	2.8%	Short			Copper LME	2.8%	Short
FINANCIALS	56%					56%
Currencies	27%	Long $	Euro	5.6%	Long	27%	Long $	Euro	5.6%	Long
			Japanese Yen	1.3%	Short			Japanese Yen	1.3%	Short
Equities	18%	Long	Nasdaq	1.9%	Long	18%	Long	Nasdaq	2.0%	Long
			S&P 500	1.7%	Long			FTSE Index	1.7%	Long
Fixed Income	11%	Short	Australian Bills	1.7%	Long	11%	Short	Australian Bills	1.7%	Long
			Schatz	1.6%	Short			Schatz	1.6%	Short

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Crude oil markets fell in excess of 4% following reports of increased domestic inventories and weak Chinese oil import data.  Natural gas markets finished higher due to a sharp mid-week rally which was spurred by forecasts for hot temperatures in the U.S.

Grains/Foods
U.S. wheat prices rallied because of uncertainty surrounding this year’s crop and heavy buying by large commodity funds.  Soybean markets declined as improved weather conditions supported supply forecasts.  Cotton prices fell sharply due to decreased demand from China and rainfall in Texas which eased supply concerns in areas recently affected by droughts.

Metals
Gold prices fell nearly $100 an ounce as a markedly stronger U.S. dollar reduced demand for inflation-hedging gold positions.  Copper markets fell to a 7-week low, under pressure from weak Chinese manufacturing data and concerns the tapering of the Federal Reserve’s bond-buying program will impact U.S. demand.

Currencies
The U.S. dollar moved sharply higher against global counterparts following comments from the Federal Reserve, which provided an upbeat outlook for the U.S. economy.  The Euro fell as renewed political turmoil in Greece caused investors to shift assets away from the Eurozone.  The Canadian dollar also moved lower, driven by weak retail sales data and declines in the crude oil markets.

Equities
North American and European equity markets generally fell as concerns surrounding changes to U.S. monetary policy caused investors to liquidate equity positions.  In Asia, the Japanese Nikkei 255 rose nearly 5%, propelled higher by weakness in the yen and better-than-expected export data.

Fixed Income	U.S. fixed income markets finished sharply lower due to heavy selling prompted by comments from the U.S. Federal Reserve, which signaled a reduction of monetary stimulus.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES. THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE. OFFERING BY PROSPECTUS ONLY. INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL. IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION. DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset): A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES. THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE. OFFERING BY PROSPECTUS ONLY. INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL. IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION. DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.